SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

    Merrill Lynch & Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	13-2740599
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

4 World Financial Center New York, New York	10080
(Address of principal executive offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. ☑	If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-132911; 333-122639; 333-109802; 333-83374 and 333-52822

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

NYSE Arca, Inc.

Accelerated Return Notes Linked to the S&P 500® Index Due November 26, 2008; 12% Callable STock Return Income DEbt Securities SM Due September 4, 2009 Payable on the stated maturity date with Apple Inc. common stock; STEP Income SecuritiesSM Due June 25, 2009 Linked to the common stock of Apple Inc.; Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the S&P Small Cap Regional Banks Index Due February 2, 2010; Accelerated Return Bear Market Notes Linked to the Russell 3000® Index due October 2, 2009; Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the Consumer Discretionary Select Sector Index Due December 28, 2009;

Accelerated Return Bear Market Notes Linked to the Russell 3000® Index Due January 21, 2009; 9% Callable STock Return Income DEbt SecuritiesSM due March 5, 2009 Payable on the maturity date with Best Buy Co., Inc. common stock; Capped Leveraged Index Return Notes® Linked to the MSCI Brazil IndexSM due January 20, 2010; Accelerated Return NotesSM Linked to the MSCI Brazil IndexSM Due May 5, 2009; 8% Monthly Income Strategic Return Notes® Linked to the CBOE DJIA BuyWrite Index due November 9, 2010; 8% Monthly Income Strategic Return Notes® Linked to the CBOE S&P 500 BuyWrite Index due June 7, 2010; 10% Callable STock Return Income DEbt SecuritiesSM Due March 6, 2009 Payable on the stated maturity date with The Boeing Company common stock; 8% Monthly Income Strategic Return Notes® Linked to the CBOE S&P 500 BuyWrite Index due January 3, 2011; 11% Callable STock Return Income DEbt SecuritiesSM Due April 28, 2009 payable on the maturity date with Cisco Systems, Inc. common stock; Strategic Accelerated Redemption Securities SM Linked to the Dow Jones Industrial AverageSM due July 7, 2010; STrategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones Industrial AverageSM Due April 2, 2010; STrategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones EURO STOXX 50SM Index Due November 9, 2009; Accelerated Return NotesSM Linked to the Dow Jones Industrial AverageSM Due February 5, 2009; Accelerated Return NotesSM Linked to the PHLX Semiconductor SectorSM Index Due January 21, 2009; Accelerated Return NotesSM Linked to the MSCI EAFE Index® Due December 4, 2008; STEP Income SecuritiesSM Due July 14, 2009 Linked to the common stock of Freeport-McMoRan Copper & Gold Inc.; 100% Principal Protected Global Currency Basket Notes due February 9, 2009; Accelerated Return NotesSM Linked to the PHLX Gold & Silver SectorSM Index Due December 3, 2008; 9% Callable STock Return Income DEbt SecuritiesSM Due March 1, 2010 Payable on the stated maturity date with Google Inc. common stock; Accelerated Return NotesSM Linked to the Russell 1000 Growth® Index Due December 4, 2008; Accelerated Return NotesSM Linked to the PHLX Gold and Silver SectorSM Index Due January 16, 2009; Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the PHLX Housing SectorSM Index due November 3, 2009; Strategic Return Notes® Linked to the Merrill Lynch Factor Model SM due November 7, 2012; 11% Callable STock Return Income DEbt SecuritiesSM Due February 8, 2010 payable on the stated maturity date with The Home Depot, Inc. common stock; Accelerated Return NotesSM Linked to the Health Care Select Sector Index due June 2, 2009; Accelerated Return Bear Market Notes Linked to the Energy Select Sector Index due June 29, 2009; Accelerated Return Bear Market Notes Linked to the Energy Select Sector Index due May 5, 2009; Strategic Return Notes® Linked to the Industrial 15 Index due August 9, 2010; Accelerated Return NotesSM Linked to the MSCI EAFE® Index Due August 27, 2009; Callable Market Index Target-Term Securities® due May 4, 2009 Linked to the S&P 500® Index; Strategic Return Notes® Linked to the Baby Boomer Consumption Index due September 6, 2011; Accelerated Return NotesSM Linked to the S&P MidCap 400® Index Due January 21, 2009; Accelerated Return NotesSM Linked to the MSCI EAFE Index® Due February 6, 2009; Strategic Return Notes® Linked to the Industrial 15 Index due February 2, 2012; 9% Callable STock Return Income DEbt SecuritiesSM Due December 4, 2009 Payable on the stated maturity date with Exxon Mobil Corporation common stock; Capped Leveraged Index Return Notes® Linked to the MSCI Emerging Markets IndexSM due January 29, 2010; Market Index Target-Term Securities® based upon the Dow Jones Industrial AverageSM due August 7, 2009; S&P 500® Market Index Target-Term Securities® due September 4, 2009; Accelerated Return NotesSM Linked to the MSCI EAFE Index® due October 5, 2009; Dow Jones EURO STOXX 50SM Index Market Index Target-Term Securities® due June 28, 2010; Strategic Return Notes® Linked to the Value 30 Index due July 6, 2011; S&P 500® Market Index Target-Term Securities® due June 29, 2009; Nikkei 225 Market Index Target-Term Securities® due March 30, 2009; Nikkei 225 Market Index Target-Term Securities® due April 5, 2010; Strategic Return Notes® Linked to the Select Ten Index due March 8, 2012; Strategic Return Notes® Linked to the Value 30 Index due August 8, 2011; Accelerated Return NotesSM Linked to the MSCI EAFE® Index Due May 4, 2009; Strategic Return Notes® Linked to the Merrill Lynch Factor ModelSM due December 6, 2012; 12% Callable STock Return Income DEbt SecuritiesSM due March 26, 2010 payable on the stated maturity date with Monsanto Company common stock; STEP Income SecuritiesSM Due August 17, 2009 linked to the common stock of Monsanto Company; Nikkei 225® Market Index Target-Term Securities® due June 5, 2009; 50/150 Nikkei 225® Index Notes due October 7, 2009; Accelerated Return NotesSM Linked to the S&P 500® Index Due April 6, 2009; Accelerated Return NotesSM Linked to the Nikkei 225® Index Due June 26, 2009; STEP Income SecuritiesSM Due June 4, 2009 Linked to the common stock of Qualcomm Incorporated; STrategic Accelerated Redemption SecuritiesSM Linked to the Russell 2000® Index Due April 2, 2010; Capped Leveraged Index Return Notes® Linked to the Russell 2000® Index due January 20, 2010; Capped Leveraged Index Return Notes® Linked to the Russell 2000® Index Due October 30, 2009; Market Index Target-Term Securities® based upon the Russell 2000® Index due March 30, 2009; Strategic Return Notes® Linked to the Select Ten Index due May 10, 2012; Strategic Return Notes® Linked to the Select Ten Index due November 8, 2011; Accelerated Return NotesSM Linked to the S&P 100® Index Due January 21, 2009; Accelerated Return Bear Market Notes Linked to the Russell 2000® Index Due February 5, 2009; Accelerated Return NotesSM Linked to the S&P 500® Index due August 27, 2009; Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index due March 8, 2010; Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index due November 30, 2009; Accelerated Return NotesSM Linked to the S&P 500® Index due December 4, 2008; Strategic Return Notes® Linked to the Industrial 15 Index due August 3, 2009; Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due May 4, 2010; 9% Callable STock Return Income DEbt SecuritiesSM Due September 24, 2009 Payable on the stated maturity date with Caterpillar Inc. common stock; Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due August 3, 2010; Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due June 25, 2010; Strategic Return Notes® Linked to the Select 10 Index due July 5, 2012; Strategic Return Notes® Linked to the Select Utility Index due February 25, 2009; Strategic Return Notes® Linked to the Select Utility Index due September 28, 2009; Accelerated Return NotesSM Linked to the PHLX Gold and Silver SectorSM Index Due June 2, 2009 (together, the “Notes”)

Securities to be registered pursuant to Section 12(g) of the Act:

(None)

Item 1.	Description of Registrant’s Securities to be Registered.

The descriptions of the terms and provisions of the each of the Notes issued by Merrill Lynch & Co., Inc., set forth in the indicated documents (the “Indicated Documents”), are hereby incorporated by reference.

Title of each class to be so registered	Indicated Documents
Accelerated Return Notes Linked to the S&P 500® Index Due November 26, 2008

Term Sheet, dated August 29, 2007, Product Supplement

ARN-1, dated June 6, 2007, Index Supplement I-1, dated

June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated

March 31, 2006

12% Callable STock Return Income DEbt SecuritiesSM Due September 4, 2009 Payable on the stated maturity date with Apple Inc. common stock	Term Sheet, dated August 27, 2007, Product Supplement STRIDES-1, dated August 20, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

STEP Income SecuritiesSM Due June 25, 2009 linked to the common stock of Apple Inc.

Supplement, dated June 20, 2008, Term Sheet,

dated June 11, 2008, Product Supplement

STEPS-1, dated April 29, 2008, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the S&P Small Cap Regional Banks Index Due February 2, 2010	Term Sheet, dated July 30, 2008, Product Supplement STR-2, dated November 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Accelerated Return Bear Market Notes Linked to the Russell 3000® Index due October 2, 2009	Term Sheet, dated July 30, 2008, Product Supplement ARNB-4, dated January 31, 2008, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the Consumer Discretionary Select Sector Index Due December 28, 2009

Term Sheet, dated June 10, 2008, Product Supplement

STR-2, dated November 6, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated

March 31, 2006

Title of each class to be so registered	Indicated Documents
Accelerated Return Bear Market Notes Linked to the Russell 3000® Index Due January 21, 2009	Term Sheet, dated November 1, 2007, Product Supplement ARNB-2, dated September 26, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

9% Callable STock Return Income DEbt SecuritiesSM due March 5, 2009 Payable on the maturity date with Best Buy Co., Inc. common stock	Pricing Supplement, dated February 28, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Capped Leveraged Index Return Notes® Linked to the MSCI Brazil IndexSM due January 20, 2010	Term Sheet, dated June 26, 2008, Product Supplement LIRN-4, dated March 27, 2008, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Accelerated Return NotesSM Linked to the MSCI Brazil IndexSM Due May 5, 2009	Term Sheet, dated February 28, 2008, Product Supplement ARN-4, dated November 27, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

8% Monthly Income Strategic Return Notes® Linked to the CBOE DJIA BuyWrite Index due November 9, 2010	Pricing Supplement, dated November 2, 2005, and Prospectus Supplement and Prospectus, each dated February 25, 2005

8% Monthly Income Strategic Return Notes® Linked to the CBOE S&P 500 BuyWrite Index due June 7, 2010	Pricing Supplement, dated June 1, 2005, and Prospectus Supplement and Prospectus, each dated February 25, 2005

10% Callable STock Return Income DEbt SecuritiesSM Due March 6, 2009 Payable on the stated maturity date with The Boeing Company common stock	Term Sheet, dated February 28, 2008, Product Supplement STRIDES-2, dated November 9, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

8% Monthly Income Strategic Return Notes® Linked to the CBOE S&P 500 BuyWrite Index due January 3, 2011	Pricing Supplement, dated December 28, 2005, and Prospectus Supplement and Prospectus, each dated February 25, 2005

11% Callable STock Return Income DEbt SecuritiesSM Due April 28, 2009 payable on the maturity date with Cisco Systems, Inc. common stock	Term Sheet, dated April 21, 2008, Product Supplement STRIDES-2, dated November 9, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Title of each class to be so registered	Indicated Documents
Strategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones Industrial AverageSM due July 7, 2010	Term Sheet, dated June 25, 2008, Product Supplement STR-2, dated November 6, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

STrategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones Industrial AverageSM Due April 2, 2010	Term Sheet, dated March 26, 2008, Product Supplement STR-2, dated November 6, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

STrategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones EURO STOXX 50SM Index Due November 9, 2009	Term Sheet, dated November 1, 2007, Product Supplement STR-1, dated September 28, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Accelerated Return NotesSM Linked to the Dow Jones Industrial AverageSM Due February 5, 2009	Term Sheet, dated November 28, 2007, Product Supplement ARN-3, dated September 28, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Accelerated Return NotesSM Linked to the PHLX Semiconductor SectorSM Index Due January 21, 2009	Term Sheet, dated November 1, 2007, Product Supplement ARN-3, dated September 28, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Accelerated Return NotesSM Linked to the MSCI EAFE Index® Due December 4, 2008	Term Sheet, dated September 27, 2007, Product Supplement ARN-1, dated June 6, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

STEP Income SecuritiesSM Due July 14, 2009 Linked to the common stock of Freeport-McMoRan Copper & Gold Inc.	Term Sheet, dated June 26, 2008, Product Supplement STEPS-1, dated April 29, 2008, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Title of each class to be so registered	Indicated Documents
100% Principal Protected Global Currency Basket Notes due February 9, 2009	Pricing Supplement, dated August 2, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Accelerated Return NotesSM Linked to the PHLX Gold & Silver SectorSM Index Due December 3, 2008	Term Sheet, dated September 26, 2007, Product Supplement ARN-1, dated June 6, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

9% Callable STock Return Income DEbt SecuritiesSM Due March 1, 2010 Payable on the stated maturity date with Google Inc. common stock	Term Sheet, dated February 20, 2008, Product Supplement STRIDES-2, dated November 9, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Accelerated Return NotesSM Linked to the Russell 1000 Growth® Index Due December 4, 2008	Term Sheet, dated September 27, 2007, Product Supplement ARN-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Accelerated Return NotesSM Linked to the PHLX Gold and Silver SectorSM Index Due January 16, 2009

Term Sheet, dated October 30, 2007, Product Supplement ARN-2, dated September 25, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated

March 31, 2006

Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the PHLX Housing SectorSM Index due November 3, 2009	Term Sheet, dated May 1, 2008, Product Supplement STR-2, dated November 6, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Strategic Return Notes® Linked to the Merrill Lynch Factor ModelSM due November 7, 2012	Pricing Supplement, dated October 31, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

11% Callable STock Return Income DEbt SecuritiesSM Due February 8, 2010 payable on the stated maturity date with The Home Depot, Inc. common stock	Term Sheet, dated January 31, 2008, Product Supplement STRIDES-2, dated November 9, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Title of each class to be so registered	Indicated Documents
Accelerated Return NotesSM Linked to the Health Care Select Sector Index due June 2, 2009

Term Sheet, dated March 26, 2008, Product Supplement

ARN-4, dated November 27, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated

March 31, 2006

Accelerated Return Bear Market Notes Linked to the Energy Select Sector Index due June 29, 2009	Term Sheet, dated May 1, 2008, Product Supplement ARNB-4, dated January 31, 2008, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Accelerated Return Bear Market Notes Linked to the Energy Select Sector Index due May 5, 2009

Term Sheet, dated February 27, 2008, Product Supplement ARNB-4, dated January 31, 2008, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated

March 31, 2006

Strategic Return Notes® Linked to the Industrial 15 Index due August 9, 2010	Pricing Supplement, dated August 2, 2005, and Prospectus Supplement and Prospectus, each dated February 25, 2005

Accelerated Return NotesSM Linked to the MSCI EAFE® Index Due August 27, 2009	Term Sheet, dated June 11, 2008, Product Supplement ARN-4, dated November 27, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Callable Market Index Target-Term Securities® due May 4, 2009 Linked to the S&P 500® Index	Prospectus Supplement, dated April 30, 2002, and Prospectus, dated April 1, 2002

Strategic Return Notes® Linked to the Baby Boomer Consumption Index due September 6, 2011	Pricing Supplement, dated August 30, 2006, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Accelerated Return NotesSM Linked to the S&P MidCap 400® Index Due January 21, 2009

Term Sheet, dated November 1, 2007, Product Supplement ARN-3, dated September 28, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated

March 31, 2006

Title of each class to be so registered	Indicated Documents
Accelerated Return NotesSM Linked to the MSCI EAFE Index® Due February 6, 2009

Term Sheet, dated November 29, 2007, Product Supplement ARN-3, dated September 28, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated

March 31, 2006

Strategic Return Notes® Linked to the Industrial 15 Index due February 2, 2012	Pricing Supplement, dated January 31, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

9% Callable STock Return Income DEbt SecuritiesSM Due December 4, 2009 Payable on the stated maturity date with Exxon Mobil Corporation common stock	Term Sheet, dated November 27, 2007, Product Supplement STRIDES-2, dated November 9, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Capped Leveraged Index Return Notes® Linked to the MSCI Emerging Markets IndexSM due January 29, 2010	Term Sheet, dated July 31, 2008, Product Supplement LIRN-4, dated March 27, 2008, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Market Index Target-Term Securities® based upon the Dow Jones Industrial AverageSM due August 7, 2009	Prospectus Supplement, dated August 1, 2002, and Prospectus, dated April 1, 2002

S&P 500® Market Index Target-Term Securities® due September 4, 2009	Prospectus Supplement, dated August 29, 2002, and Prospectus, dated April 1, 2002

Accelerated Return NotesSM Linked to the MSCI EAFE Index® due October 5, 2009	Term Sheet, dated August 5, 2008, Product Supplement ARN-4, dated November 27, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Dow Jones EURO STOXX 50SM Index Market Index Target-Term Securities® due June 28, 2010	Pricing Supplement, dated December 21, 2006, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Strategic Return Notes® Linked to the Value 30 Index due July 6, 2011	Pricing Supplement, dated June 29, 2006, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Title of each class to be so registered	Indicated Documents
S&P 500® Market Index Target-Term Securities® due June 29, 2009	Prospectus Supplement, dated June 25, 2002, and Prospectus, dated April 1, 2002

Nikkei 225 Market Index Target-Term Securities® due March 30, 2009	Prospectus Supplement, dated March 25, 2002, and Prospectus, dated January 24, 2001

Nikkei 225 Market Index Target-Term Securities® due April 5, 2010	Pricing Supplement, dated September 28, 2006, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Strategic Return Notes® Linked to the Select Ten Index due March 8, 2012	Pricing Supplement, dated March 1, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Strategic Return Notes® Linked to the Value 30 Index due August 8, 2011	Pricing Supplement, dated August 1, 2006, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Accelerated Return NotesSM Linked to the MSCI EAFE® Index Due May 4, 2009

Term Sheet, dated February 26, 2008, Product Supplement ARN-4, dated November 27, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated

March 31, 2006

Strategic Return Notes® Linked to the Merrill Lynch Factor ModelSM due December 6, 2012	Pricing Supplement, dated November 29, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

12% Callable STock Return Income DEbt SecuritiesSM due March 26, 2010 payable on the stated maturity date with Monsanto Company common stock	Term Sheet, dated March 18, 2008, Product Supplement STRIDES-2, dated November 9, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

STEP Income SecuritiesSM Due August 17, 2009 linked to the common stock of Monsanto Company	Term Sheet, dated July 31, 2008, Product Supplement STEPS-1, dated April 29, 2008, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Nikkei 225® Market Index Target-Term Securities® due June 5, 2009	Pricing Supplement, dated December 1, 2005, and Prospectus Supplement and Prospectus, each dated February 25, 2005

Title of each class to be so registered	Indicated Documents
50/150 Nikkei 225® Index Notes due October 7, 2009	Pricing Supplement, dated March 2, 2006, and Prospectus Supplement and Prospectus, each dated February 25, 2005

Accelerated Return NotesSM Linked to the S&P 500® Index Due April 6, 2009

Term Sheet, dated January 30, 2008, Product Supplement ARN-4, dated November 27, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated

March 31, 2006

Accelerated Return NotesSM Linked to the Nikkei 225® Index Due June 26, 2009	Term Sheet, dated May 1, 2008, Product Supplement ARN-4, dated November 27, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

STEP Income SecuritiesSM Due June 4, 2009 Linked to the common stock of Qualcomm Incorporated	Term Sheet, dated May 20, 2008, Product Supplement STEPS-1, dated April 29, 2008, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

STrategic Accelerated Redemption SecuritiesSM Linked to the Russell 2000® Index Due April 2, 2010	Term Sheet, dated March 26, 2008, Product Supplement STR-2, dated November 6, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Capped Leveraged Index Return Notes® Linked to the Russell 2000® Index due January 20, 2010	Term Sheet, dated June 25, 2008, Product Supplement LIRN-4, dated March 27, 2008, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Capped Leveraged Index Return Notes® Linked to the Russell 2000® Index Due October 30, 2009	Term Sheet, dated May 1, 2008, Product Supplement LIRN-4, dated March 27, 2008, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Market Index Target-Term Securities® based upon the Russell 2000® Index due March 30, 2009	Prospectus Supplement, dated March 25, 2002, and Prospectus, dated January 24, 2001

Title of each class to be so registered	Indicated Documents
Strategic Return Notes® Linked to the Select Ten Index due May 10, 2012	Pricing Supplement, dated May 3, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Strategic Return Notes® Linked to the Select Ten Index due November 8, 2011	Pricing Supplement, dated November 1, 2006, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Accelerated Return NotesSM Linked to the S&P 100® Index Due January 21, 2009	Term Sheet, dated November 1, 2007, Product Supplement ARN-2, dated September 25, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Accelerated Return Bear Market Notes Linked to the Russell 2000® Index Due February 5, 2009

Term Sheet, dated November 28, 2007, Product Supplement ARNB-3, dated October 25, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated

March 31, 2006

Accelerated Return NotesSM Linked to the S&P 500® Index due August 27, 2009	Term Sheet, dated June 10, 2008, Product Supplement ARN-4, dated November 27, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index due March 8, 2010

Term Sheet, dated February 27, 2008, Product Supplement STR-2, dated November 6, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated

March 31, 2006

Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index due November 30, 2009

Term Sheet, dated November 20, 2007, Product Supplement STR-2, dated November 6, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated

March 31, 2006

Title of each class to be so registered	Indicated Documents
Accelerated Return NotesSM Linked to the S&P 500® Index due December 4, 2008	Term Sheet, dated September 27, 2007, Product Supplement ARN-1, dated June 6, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Strategic Return Notes® Linked to the Industrial 15 Index due August 3, 2009	Prospectus Supplement, dated July 29, 2004, and Prospectus, dated November 26, 2003

Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due May 4, 2010	Term Sheet, dated May 1, 2008, Product Supplement STR-2, dated November 6, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

9% Callable STock Return Income DEbt SecuritiesSM Due September 24, 2009 Payable on the stated maturity date with Caterpillar Inc. common stock	Term Sheet, dated September 17, 2007, Product Supplement STRIDES-1, dated August 20, 2007, MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due August 3, 2010	Term Sheet, dated July 30, 2008, Product Supplement STR-2, dated November 6, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due June 25, 2010	Term Sheet, dated June 10, 2008, Product Supplement STR-2, dated November 6, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Strategic Return Notes® Linked to the Select 10 Index due July 5, 2012	Pricing Supplement, dated June 28, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006

Strategic Return Notes® Linked to the Select Utility Index due February 25, 2009	Prospectus Supplement, dated February 18, 2004, and Prospectus, dated November 26, 2003

Strategic Return Notes® Linked to the Select Utility Index due September 28, 2009	Prospectus Supplement, dated September 22, 2004, and Prospectus, dated November 26, 2003

Title of each class to be so registered	Indicated Documents
Accelerated Return NotesSM Linked to the PHLX Gold and Silver SectorSM Index Due June 2, 2009

Term Sheet, dated March 26, 2008, Product Supplement ARN-4, dated November 27, 2007, Index Supplement I-1, dated June 6, 2007, and MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated

March 31, 2006

Item 2.	Exhibits.

99.1

Senior Indenture between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, dated as of April 1, 1983, as amended and restated (the “1983 Senior Indenture”), incorporated by reference from Exhibit (3) to Registrant’s Registration Statement on Form 8-A dated July 20, 1992.

99.2

Supplemental Indenture to the 1983 Senior Indenture, dated as of March 15, 1990, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, incorporated by reference from Exhibit (3) to Registrant’s Registration Statement on Form 8-A dated July 20, 1992.

99.3

Sixth Supplemental Indenture to the 1983 Senior Indenture, dated as of October 25, 1993, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, incorporated by reference from Exhibit 4(b)(ii) to Registrant’s Registration Statement on Form S-3 (Registration No. 33-61559) dated August 4, 1995.

99.4

Twelfth Supplemental Indenture to the 1983 Senior Indenture, dated as of September 1, 1998, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, incorporated by reference from Exhibit 4(b)(viii) to Registrant’s Registration Statement on Form S-3 (Registration No. 333-132911) dated March 31, 2006.

99.5

Fifteenth Supplemental Indenture to the 1983 Senior Indenture, dated as of October 14, 2003, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, incorporated by reference from Exhibit 4(b)(ix) to Registrant’s Registration Statement on Form S-3 (Registration No. 333-109802) dated October 17, 2003.

99.6

Eighteenth Supplemental Indenture to the 1983 Senior Indenture, dated as of October 21, 2004, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, incorporated by reference from Exhibit 4(b)(xiv) to Registrant’s Registration Statement on Form S-3 (Registration No. 333-122639) dated February 8, 2005.

99.7

Nineteenth Supplemental Indenture to the 1983 Senior Indenture, dated as of September 17, 2007, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, incorporated by reference from Exhibit 4.5 to Registrant’s Form 10-K for the fiscal year ended December 28, 2007.

99.8	MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006, incorporated by reference from Registrant’s Registration Statement on Form S-3 (Registration No. 333-132911) dated March 31, 2006 and Registrant’s filings pursuant to Rule 424(b) on April 3, 2006.

99.9	Prospectus, dated February 25, 2005, incorporated by reference from Registrant’s Registration Statement on Form S-3 (Registration No. 333-122639) dated February 8, 2005 and Registrant’s filing pursuant to Rule 424(b) on February 28, 2005.

99.10	Prospectus, dated November 26, 2003, incorporated by reference from Registrant’s Registration Statement on Form S-3 (Registration No. 333-109802) dated October 17, 2003 and Registrant’s filing pursuant to Rule 424(b) on December 3, 2003.

99.11	Prospectus, dated April 1, 2002, incorporated by reference from Registrant’s Registration Statement on Form S-3 (Registration No. 333-83374) dated February 25, 2002 and Registrant’s filing pursuant to Rule 424(b) on April 3, 2002

99.12	Prospectus, dated January 24, 2001, incorporated by reference from Registrant’s Registration Statement on Form S-3 (Registration No. 333-52822) dated December 27, 2000 and Registrant’s filing pursuant to Rule 424(b) on January 25, 2001.

99.13	Index Supplement I-1, dated June 6, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on June 6, 2007.

99.14	Product Supplement ARN-1, dated June 6, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on June 6, 2007.

99.15	Product Supplement ARN-2, dated September 25, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on September 25, 2007.

99.16	Product Supplement ARN-3, dated September 28, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on September 28, 2007.

99.17	Product Supplement ARN-4, dated November 27, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on November 27, 2007.

99.18	Product Supplement ARNB-2, dated September 26, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on September 26, 2007.

99.19	Product Supplement ARNB-3, dated October 25, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on October 25, 2007.

99.20	Product Supplement ARNB-4, dated January 31, 2008, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on January 31, 2008.

99.21	Product Supplement LIRN-4, dated March 27, 2008, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on March 27, 2008.

99.22	Product Supplement STRIDES-1, dated August 20, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on August 20, 2007.

99.23	Product Supplement STRIDES-2, dated November 9, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on November 9, 2007.

99.24	Product Supplement STEPS-1, dated April 29, 2008, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on April 29, 2008.

99.25	Product Supplement STR-1, dated September 28, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on September 28, 2007.

99.26	Product Supplement STR-2, dated November 6, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on November 6, 2007.

99.27	Term Sheet, dated August 29, 2007, relating to the Accelerated Return NotesSM Linked to the S&P 500® Index due November 26, 2008, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on September 6, 2007.

99.28	Form of Note relating to the Accelerated Return NotesSM Linked to the S&P 500® Index due November 26, 2008, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 29, 2007, filed on August 30, 2007.

99.29	Term Sheet, dated August 27, 2007, relating to the 12% Callable STock Return Income DEbt SecuritiesSM due September 4, 2009 payable on the maturity date with Apple Inc. common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on September 4, 2007.

99.30	Form of Note relating to the 12% Callable STock Return Income DEbt SecuritiesSM due September 4, 2009 payable on the maturity date with Apple Inc. common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 27, 2007, filed on August 28, 2007.

99.31	Supplement, dated June 20, 2008, relating to the STEP Income SecuritiesSM Due June 25, 2009 Linked to the common stock of Apple Inc., incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 20, 2008.

99.32	Term Sheet, dated June 11, 2008, relating to the STEP Income SecuritiesSM Due June 25, 2009 Linked to the common stock of Apple Inc., incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 18, 2008.

99.33	Form of Note relating to the STEP Income SecuritiesSM Due June 25, 2009 Linked to the common stock of Apple Inc., incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 11, 2008, filed on June 12, 2008.

99.34	Term Sheet, dated July 30, 2008, relating to the Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the S&P Small Cap Regional Banks Index due

February 2, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 6, 2008.

99.35	Form of Note relating to the Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the S&P Small Cap Regional Banks Index due February 2, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated July 31, 2008, filed on August 1, 2008.

99.36	Term Sheet, dated July 30, 2008, relating to the Accelerated Return Bear Market Notes Linked to the Russell 3000® Index due October 2, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 6, 2008.

99.37	Form of Note relating to the Accelerated Return Bear Market Notes Linked to the Russell 3000® Index due October 2, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated July 31, 2008, filed on August 1, 2008.

99.38	Term Sheet, dated June 10, 2008, relating to the Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the Consumer Discretionary Select Sector Index due December 28, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 17, 2008.

99.39	Form of Note relating to the Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the Consumer Discretionary Select Sector Index due December 28, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 10, 2008, filed on June 11, 2008.

99.40	Term Sheet, dated November 1, 2007, relating to the Accelerated Return Bear Market Notes Linked to the Russell 3000® Index due January 21, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 8, 2007.

99.41	Form of Note relating to the Accelerated Return Bear Market Notes Linked to the Russell 3000® Index due January 21, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 1, 2007, filed on November 2, 2007.

99.42	Pricing Supplement, dated February 28, 2007, relating to the 9% Callable STock Return Income DEbt SecuritiesSM due March 5, 2009 payable on the maturity date with Best Buy Co., Inc. common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 5, 2007.

99.43	Form of Note relating to the 9% Callable STock Return Income DEbt SecuritiesSM due March 5, 2009 payable on the maturity date with Best Buy Co., Inc. common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, February 28, 2007, filed on March 1, 2007.

99.44	Term Sheet, dated June 26, 2008, relating to the Capped Leveraged Index Return Notes® Linked to the MSCI Brazil IndexSM due January 20, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on July 3, 2008.

99.45	Form of Note relating to the Capped Leveraged Index Return Notes® Linked to the MSCI Brazil IndexSM due January 20, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 27, 2008, filed on June 30, 2008.

99.46	Term Sheet, dated February 28, 2008, relating to the Accelerated Return NotesSM Linked to the MSCI Brazil IndexSM Due May 5, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 6, 2008.

99.47	Form of Note relating to the Accelerated Return NotesSM Linked to the MSCI Brazil IndexSM Due May 5, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated February 28, 2008, filed on February 29, 2008.

99.48	Pricing Supplement, dated November 2, 2005, relating to the 8% Monthly Income Strategic Return Notes® Linked to the CBOE DJIA BuyWrite Index due November 9, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 9, 2005.

99.49	Form of Note relating to the 8% Monthly Income Strategic Return Notes® Linked to the CBOE DJIA BuyWrite Index due November 9, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 3, 2005, filed on November 3, 2005.

99.50	Pricing Supplement, dated June 1, 2005, relating to the 8% Monthly Income Strategic Return Notes® Linked to the CBOE S&P 500® BuyWrite Index due June 7, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 6, 2005.

99.51	Form of Note relating to the 8% Monthly Income Strategic Return Notes® Linked to the CBOE S&P 500® BuyWrite Index due June 7, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 3, 2005, filed on June 3, 2005.

99.52	Term Sheet, dated February 28, 2008, relating to the 10% Callable STock Return Income DEbt SecuritiesSM Due March 6, 2009 Payable on the stated maturity date with The Boeing Company common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 6, 2008.

99.53	Form of Note relating to the 10% Callable STock Return Income DEbt SecuritiesSM Due March 6, 2009 Payable on the stated maturity date with The Boeing Company common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated February 28, 2008, filed on February 29, 2008.

99.54	Pricing Supplement, dated December 28, 2005, relating to the 8% Monthly Income Strategic Return Notes® Linked to the CBOE S&P 500 BuyWrite Index due January 3, 2011, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on January 3, 2006.

99.55	Form of Note relating to the 8% Monthly Income Strategic Return Notes® Linked to the CBOE S&P 500 BuyWrite Index due January 3, 2011, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated December 28, 2005, filed on December 29, 2005.

99.56	Term Sheet, dated April 21, 2008, relating to the 11% Callable STock Return Income DEbt SecuritiesSM Due April 28, 2009 payable on the maturity date with Cisco Systems, Inc. common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on April 28, 2008.

99.57	Form of Note relating to the 11% Callable STock Return Income DEbt SecuritiesSM Due April 28, 2009 payable on the maturity date with Cisco Systems, Inc. common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated April 21, 2008, filed on April 22, 2008.

99.58	Term Sheet, dated June 25, 2008, relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones Industrial AverageSM due July 7, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on July 2, 2008.

99.59	Form of Note relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones Industrial AverageSM due July 7, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 26, 2008, filed on June 26, 2008.

99.60	Term Sheet, dated March 26, 2008, relating to the STrategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones Industrial AverageSM Due April 2, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on April 2, 2008.

99.61	Form of Note relating to the STrategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones Industrial AverageSM Due April 2, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 26, 2008, filed on March 27, 2008.

99.62	Term Sheet, dated November 1, 2007, relating to the STrategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones EURO STOXX 50SM Index Due November 9, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 8, 2007.

99.63	Form of Note relating to the STrategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones EURO STOXX 50SM Index Due November 9, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 1, 2007, filed on November 2, 2007.

99.64	Term Sheet, dated November 28, 2007, relating to the Accelerated Return NotesSM Linked to the Dow Jones Industrial AverageSM Due February 5, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on December 5, 2007.

99.65	Form of Note relating to the Accelerated Return NotesSM Linked to the Dow Jones Industrial AverageSM Due February 5, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 28, 2007, filed on November 29, 2007.

99.66	Term Sheet, dated November 1, 2007, relating to the Accelerated Return NotesSM Linked to the PHLX Semiconductor SectorSM Due January 21, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 8, 2007.

99.67	Form of Note relating to the Accelerated Return NotesSM Linked to the PHLX Semiconductor SectorSM Due January 21, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 1, 2007, filed on November 2, 2007.

99.68	Term Sheet, dated September 27, 2007, relating to the Accelerated Return NotesSM Linked to the MSCI EAFE Index® Due December 4, 2008, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on October 4, 2007.

99.69	Form of Note relating to the Accelerated Return NotesSM Linked to the MSCI EAFE Index® Due December 4, 2008, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated September 27, 2007, filed on September 28, 2007.

99.70	Term Sheet, dated June 26, 2008, relating to the STEP Income SecuritiesSM Due July 14, 2009 Linked to the common stock of Freeport-McMoRan Copper & Gold Inc., incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on July 3, 2008.

99.71	Form of Note relating to the STEP Income SecuritiesSM Due July 14, 2009 Linked to the common stock of Freeport-McMoRan Copper & Gold Inc., incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 26, 2008, filed on June 27, 2008.

99.72	Pricing Supplement, dated August 2, 2007, relating to the 100% Principal Protected Global Currency Basket Notes due February 9, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 9, 2007.

99.73	Form of Note relating to the 100% Principal Protected Global Currency Basket Notes due February 9, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 2, 2007, filed on August 3, 2007.

99.74	Term Sheet, dated September 26, 2007, relating to the Accelerated Return NotesSM Linked to the PHLX Gold & Silver SectorSM Index Due December 3, 2008, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on October 3, 2007.

99.75	Form of Note relating to the Accelerated Return NotesSM Linked to the PHLX Gold & Silver SectorSM Index Due December 3, 2008, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated September 26, 2007, filed on September 27, 2007.

99.76	Term Sheet, dated February 20, 2008, relating to the 9% Callable STock Return Income DEbt SecuritiesSM Due March 1, 2010 Payable on the stated maturity date with Google Inc. common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on February 27, 2008.

99.77	Form of Note relating to the 9% Callable STock Return Income DEbt SecuritiesSM Due March 1, 2010 Payable on the stated maturity date with Google Inc. common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated February 20, 2008, filed on February 21, 2008.

99.78	Term Sheet, dated September 27, 2007, relating to the Accelerated Return NotesSM Linked to the Russell 1000 Growth® Index Due December 4, 2008, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on October 4, 2007.

99.79	Form of Note relating to the Accelerated Return NotesSM Linked to the Russell 1000 Growth® Index Due December 4, 2008, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated September 27, 2007, filed on September 28, 2007.

99.80	Term Sheet, dated October 30, 2007, relating to the Accelerated Return NotesSM Linked to the PHLX Gold and Silver SectorSM Index Due January 16, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 6, 2007.

99.81	Form of Note relating to the Accelerated Return NotesSM Linked to the PHLX Gold and Silver SectorSM Index Due January 16, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated October 30, 2007, filed on October 31, 2007.

99.82	Term Sheet, dated May 1, 2008, relating to the Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the PHLX Housing SectorSM Index due November 3, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 8, 2008.

99.83	Form of Note relating to the Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the PHLX Housing SectorSM Index due November 3, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated May 1, 2008, filed on May 2, 2008.

99.84	Pricing Supplement, dated October 31, 2007, relating to the Strategic Return Notes® Linked to the Merrill Lynch Factor ModelSM due November 7, 2012, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 7, 2007.

99.85	Form of Note relating to the Strategic Return Notes® Linked to the Merrill Lynch Factor ModelSM due November 7, 2012, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated October 31, 2007, filed on November 1, 2007.

99.86	Term Sheet, dated January 31, 2008, relating to the 11% Callable STock Return Income DEbt SecuritiesSM Due February 8, 2010 payable on the stated maturity date with The Home Depot, Inc. common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on February 7, 2008.

99.87	Form of Note relating to the 11% Callable STock Return Income DEbt SecuritiesSM Due February 8, 2010 payable on the stated maturity date with The Home Depot, Inc. common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated January 31, 2008, filed on February 1, 2008.

99.88	Term Sheet, dated March 26, 2008, relating to the Accelerated Return NotesSM Linked to the Health Care Select Sector Index Due June 2, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on April 2, 2008.

99.89	Form of Note relating to the Accelerated Return NotesSM Linked to the Health Care Select Sector Index Due June 2, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 26, 2008, filed on March 27, 2008.

99.90	Term Sheet, dated May 1, 2008, relating to the Accelerated Return Bear Market Notes Linked to the Energy Select Sector Index due June 29, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 8, 2008.

99.91	Form of Note relating to the Accelerated Return Bear Market Notes Linked to the Energy Select Sector Index due June 29, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated May 1, 2008, filed on May 2, 2008.

99.92	Term Sheet, dated February 27, 2008, relating to the Accelerated Return Bear Market Notes Linked to the Energy Select Sector Index due May 5, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 5, 2008.

99.93	Form of Note relating to the Accelerated Return Bear Market Notes Linked to the Energy Select Sector Index due May 5, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated February 27, 2008, filed on February 28, 2008.

99.94	Pricing Supplement, dated August 2, 2005, relating to the Strategic Return Notes® Linked to the Industrial 15 Index due August 9, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 8, 2005.

99.95	Form of Note relating to the Strategic Return Notes® Linked to the Industrial 15 Index due August 9, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 2, 2005, filed on August 3, 2005.

99.96	Term Sheet, dated June 11, 2008, relating to the Accelerated Return NotesSM Linked to the MSCI EAFE® Index Due August 27, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 18, 2008.

99.97	Form of Note relating to the Accelerated Return NotesSM Linked to the MSCI EAFE® Index Due August 27, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 11, 2008, filed on June 12, 2008.

99.98	Prospectus Supplement, dated April 30, 2002, relating to the Callable Market Index Target-Term Securities® due May 4, 2009 Linked to the S&P 500® Index, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 2, 2002.

99.99	Form of Note relating to the Callable Market Index Target-Term Securities® due May 4, 2009 Linked to the S&P 500® Index, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated April 30, 2002, filed on April 30, 2002.

99.100	Pricing Supplement, dated August 30, 2006, relating to the Strategic Return Notes® Linked to the Baby Boomer Consumption Index due September 6, 2011, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on September 6, 2006.

99.101	Form of Note relating to the Strategic Return Notes® Linked to the Baby Boomer Consumption Index due September 6, 2011, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 30, 2006, filed on August 31, 2006.

99.102	Term Sheet, dated November 1, 2007, relating to the Accelerated Return NotesSM Linked to the S&P MidCap 400® Index Due January 21, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 8, 2007.

99.103	Form of Note relating to the Accelerated Return NotesSM Linked to the S&P MidCap 400® Index Due January 21, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 1, 2007, filed on November 2, 2007.

99.104	Term Sheet, dated November 29, 2007, relating to the Accelerated Return NotesSM Linked to the MSCI EAFE Index® Due February 6, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on December 6, 2007.

99.105	Form of Note relating to the Accelerated Return NotesSM Linked to the MSCI EAFE Index® Due February 6, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 29, 2007, filed on November 30, 2007.

99.106	Pricing Supplement, dated January 31, 2007, relating to the Strategic Return Notes® Linked to the Industrial 15 Index due February 2, 2012, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on February 2, 2007.

99.107	Form of Note relating to the Strategic Return Notes® Linked to the Industrial 15 Index due February 2, 2012, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated January 31, 2007, filed on February 1, 2007.

99.108	Term Sheet, dated November 27, 2007, relating to the 9% Callable STock Return Income DEbt SecuritiesSM Due December 4, 2009 Payable on the stated maturity date with Exxon Mobil Corporation common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on December 4, 2007.

99.109	Form of Note relating to the 9% Callable STock Return Income DEbt SecuritiesSM Due December 4, 2009 Payable on the stated maturity date with Exxon Mobil Corporation common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 27, 2007, filed on November 28, 2007.

99.110	Term Sheet, dated July 31, 2008, relating to the Capped Leveraged Index Return Notes® Linked to the MSCI Emerging Markets IndexSM due January 29, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 8, 2008.

99.111	Form of Note relating to the Capped Leveraged Index Return Notes® Linked to the MSCI Emerging Markets IndexSM due January 29, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated July 31, 2008, filed on August 5, 2008.

99.112	Prospectus Supplement, dated August 1, 2002, relating to the Market Index Target-Term Securities® based upon the Dow Jones Industrial AverageSM due August 7, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 5, 2002.

99.113	Form of Note relating to the Market Index Target-Term Securities® based upon the Dow Jones Industrial AverageSM due August 7, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 1, 2002, filed on August 1, 2002.

99.114	Prospectus Supplement, dated August 29, 2002, relating to the S&P 500® Market Index Target-Term Securities® due September 4, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on September 3, 2002.

99.115	Form of Note relating to the S&P 500® Market Index Target-Term Securities® due September 4, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 28, 2002, filed on August 28, 2002.

99.116	Term Sheet, dated August 5, 2008, relating to the Accelerated Return NotesSM Linked to the MSCI EAFE Index® due October 5, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 12, 2008.

99.117	Form of Note relating to the Accelerated Return NotesSM Linked to the MSCI EAFE Index® due October 5, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 6, 2008, filed on August 6, 2008.

99.118	Pricing Supplement, dated December 21, 2006, relating to the Dow Jones EURO STOXX 50SM Index Market Index Target-Term Securities® due June 28, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on December 28, 2006.

99.119	Form of Note relating to the Dow Jones EURO STOXX 50SM Index Market Index Target-Term Securities® due June 28, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated December 22, 2006, filed on December 22, 2006.

99.120	Pricing Supplement, dated June 29, 2006, relating to the Strategic Return Notes® Linked to the Value 30 Index due July 6, 2011, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on July 6, 2006.

99.121	Form of Note relating to the Strategic Return Notes® Linked to the Value 30 Index due July 6, 2011, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 29, 2006, filed on June 30, 2006.

99.122	Prospectus Supplement, dated June 25, 2002, relating to the S&P 500® Market Index Target-Term Securities® due June 29, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 27, 2002.

99.123	Form of Note relating to the S&P 500® Market Index Target-Term Securities® due June 29, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 25, 2002, filed on June 25, 2002.

99.124	Prospectus Supplement, dated March 25, 2002, relating to the Nikkei 225 Market Index Target-Term Securities® due March 30, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 27, 2002.

99.125	Form of Note relating to the Nikkei 225 Market Index Target-Term Securities® due March 30, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 25, 2002, filed on March 25, 2002.

99.126	Pricing Supplement, dated September 28, 2006, relating to the Nikkei 225 Market Index Target-Term Securities® due April 5, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on October 5, 2006.

99.127	Form of Note relating to the Nikkei 225 Market Index Target-Term Securities® due April 5, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated September 28, 2006, filed on September 29, 2006.

99.128	Pricing Supplement, dated March 1, 2007, relating to the Strategic Return Notes® Linked to the Select Ten Index due March 8, 2012, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 8, 2007.

99.129	Form of Note relating to the Strategic Return Notes® Linked to the Select Ten Index due March 8, 2012, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 1, 2007, filed on March 2, 2007.

99.130	Pricing Supplement, dated August 1, 2006, relating to the Strategic Return Notes® Linked to the Value 30 Index due August 8, 2011, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 7, 2006.

99.131	Form of Note relating to the Strategic Return Notes® Linked to the Value 30 Index due August 8, 2011, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 1, 2006, filed on August 2, 2006.

99.132	Term Sheet, dated February 26, 2008, relating to the Accelerated Return NotesSM Linked to the MSCI EAFE® Index Due May 4, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 4, 2008.

99.133	Form of Note relating to the Accelerated Return NotesSM Linked to the MSCI EAFE® Index Due May 4, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated February 26, 2008, filed on February 27, 2008.

99.134	Pricing Supplement, dated November 29, 2007, relating to the Strategic Return Notes® Linked to the Merrill Lynch Factor ModelSM due December 6, 2012, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on December 6, 2007.

99.135	Form of Note relating to the Strategic Return Notes® Linked to the Merrill Lynch Factor ModelSM due December 6, 2012, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 29, 2007, filed on November 30, 2007.

99.136	Term Sheet, dated March 18, 2008, relating to the 12% Callable STock Return Income DEbt SecuritiesSM due March 26, 2010 payable on the stated maturity date with Monsanto Company common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 25, 2008.

99.137	Form of Note relating to the 12% Callable STock Return Income DEbt SecuritiesSM due March 26, 2010 payable on the stated maturity date with Monsanto Company common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 18, 2008, filed on March 19, 2008.

99.138	Term Sheet, dated July 31, 2008, relating to the STEP Income SecuritiesSM Due August 17, 2009 linked to the common stock of Monsanto Company, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 8, 2008.

99.139	Form of Note relating to the STEP Income SecuritiesSM Due August 17, 2009 linked to the common stock of Monsanto Company, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated July 31, 2008, filed on August 5, 2008.

99.140	Pricing Supplement, dated December 1, 2005, relating to the Nikkei 225® Market Index Target-Term Securities® due June 5, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on December 8, 2005.

99.141	Form of Note relating to the Nikkei 225® Market Index Target-Term Securities® due June 5, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated December 1, 2005, filed on December 2, 2005.

99.142	Pricing Supplement, dated March 2, 2006, relating to the 50/150 Nikkei 225® Index Notes due October 7, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 7, 2006.

99.143	Form of Note relating to the 50/150 Nikkei 225® Index Notes due October 7, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 2, 2006, filed on March 2, 2006.

99.144	Term Sheet, dated January 30, 2008, relating to the Accelerated Return NotesSM Linked to the S&P 500® Index Due April 6, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on February 6, 2008.

99.145	Form of Note relating to the Accelerated Return NotesSM Linked to the S&P 500® Index Due April 6, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated January 30, 2008, filed on January 31, 2008.

99.146	Term Sheet, dated May 1, 2008, relating to the Accelerated Return NotesSM Linked to the Nikkei 225® Index Due June 26, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 8, 2008.

99.147	Form of Note relating to the Accelerated Return NotesSM Linked to the Nikkei 225® Index Due June 26, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated May 1, 2008, filed on May 1, 2008.

99.148	Term Sheet, dated May 20, 2008, relating to the STEP Income SecuritiesSM Due June 4, 2009 Linked to the common stock of Qualcomm Incorporated, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 28, 2008.

99.149	Form of Note relating to the STEP Income SecuritiesSM Due June 4, 2009 Linked to the common stock of Qualcomm Incorporated, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated May 21, 2008, filed on May 22, 2008.

99.150	Term Sheet, dated March 26, 2008, relating to the STrategic Accelerated Redemption SecuritiesSM Linked to the Russell 2000® Index Due April 2, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on April 2, 2008.

99.151	Form of Note relating to the STrategic Accelerated Redemption SecuritiesSM Linked to the Russell 2000® Index Due April 2, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 26, 2008, filed on March 27, 2008.

99.152	Term Sheet, dated June 25, 2008, relating to the Capped Leveraged Index Return Notes® Linked to the Russell 2000® Index due January 20, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on July 2, 2008.

99.153	Form of Note relating to the Capped Leveraged Index Return Notes® Linked to the Russell 2000® Index due January 20, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 26, 2008, filed on June 26, 2008.

99.154	Term Sheet, dated May 1, 2008, relating to the Capped Leveraged Index Return Notes® Linked to the Russell 2000® Index Due October 30, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 8, 2008.

99.155	Form of Note relating to the Capped Leveraged Index Return Notes® Linked to the Russell 2000® Index Due October 30, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated May 1, 2008, filed on May 2, 2008.

99.156	Prospectus Supplement, dated March 25, 2002, relating to the Market Index Target-Term Securities® based upon the Russell 2000® Index due March 30, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 27, 2002.

99.157	Form of Note relating to the Market Index Target-Term Securities® based upon the Russell 2000® Index due March 30, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 25, 2002, filed on March 25, 2002.

99.158	Pricing Supplement, dated May 3, 2007, relating to the Strategic Return Notes® Linked to the Select Ten Index due May 10, 2012, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 10, 2007.

99.159	Form of Note relating to the Strategic Return Notes® Linked to the Select Ten Index due May 10, 2012, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated May 3, 2007, filed on May 4, 2007.

99.160	Pricing Supplement, dated November 1, 2006, relating to the Strategic Return Notes® Linked to the Select Ten Index due November 8, 2011, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 8, 2006.

99.161	Form of Note relating to the Strategic Return Notes® Linked to the Select Ten Index due November 8, 2011, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 1, 2006, filed on November 2, 2006.

99.162	Term Sheet, dated November 1, 2007, relating to the Accelerated Return NotesSM Linked to the S&P 100® Index Due January 21, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 8, 2007.

99.163	Form of Note relating to the Accelerated Return NotesSM Linked to the S&P 100® Index Due January 21, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 1, 2007, filed on November 2, 2007.

99.164	Term Sheet, dated November 28, 2007, relating to the Accelerated Return Bear Market Notes Linked to the Russell 2000® Index Due February 5, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on December 5, 2007.

99.165	Form of Note relating to the Accelerated Return Bear Market Notes Linked to the Russell 2000® Index Due February 5, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 28, 2007, filed on November 29, 2007.

99.166	Term Sheet, dated June 10, 2008, relating to the Accelerated Return NotesSM Linked to the S&P 500® Index due August 27, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 17, 2008.

99.167	Form of Note relating to the Accelerated Return NotesSM Linked to the S&P 500® Index due August 27, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 10, 2008, filed on June 11, 2008.

99.168	Term Sheet, dated February 27, 2008, relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index due March 8, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 5, 2008.

99.169	Form of Note relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index due March 8, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated February 27, 2008, filed on February 28, 2008.

99.170	Term Sheet, dated November 20, 2007, relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index due November 30, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 28, 2007.

99.171	Form of Note relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index due November 30, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 20, 2007, filed on November 21, 2007.

99.172	Term Sheet, dated September 27, 2007, relating to the Accelerated Return NotesSM Linked to the S&P 500® Index due December 4, 2008, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on October 4, 2007.

99.173	Form of Note relating to the Accelerated Return NotesSM Linked to the S&P 500® Index due December 4, 2008, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated September 27, 2007, filed on September 28, 2007.

99.174	Prospectus Supplement, dated July 29, 2004, relating to the Strategic Return Notes® Linked to the Industrial 15 Index due August 3, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 2, 2004.

99.175	Form of Note relating to the Strategic Return Notes® Linked to the Industrial 15 Index due August 3, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated July 29, 2004, filed on July 29, 2004.

99.176	Term Sheet, dated May 1, 2008, relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due May 4, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 8, 2008.

99.177	Form of Note relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due May 4, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated May 1, 2008, filed on May 2, 2008.

99.178	Term Sheet, dated September 17, 2007, relating to the 9% Callable STock Return Income DEbt SecuritiesSM Due September 24, 2009 Payable on the stated maturity date with Caterpillar Inc. common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on September 24, 2007.

99.179	Form of Note relating to the 9% Callable STock Return Income DEbt SecuritiesSM Due September 24, 2009 Payable on the stated maturity date with Caterpillar Inc. common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated September 17, 2007, filed on September 18, 2007.

99.180	Term Sheet, dated July 30, 2008, relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due August 3, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 6, 2008.

99.181	Form of Note relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due August 3, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated July 31, 2008, filed on August 5, 2008.

99.182	Term Sheet, dated June 10, 2008, relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due June 25, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 17, 2008.

99.183	Form of Note relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due June 25, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 10, 2008, filed on June 11, 2008.

99.184	Pricing Supplement, dated June 28, 2007, relating to the Strategic Return Notes® Linked to the Select 10 Index due July 5, 2012, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on July 3, 2007.

99.185	Form of Note relating to the Strategic Return Notes® Linked to the Select 10 Index due July 5, 2012, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 28, 2007, filed on June 29, 2007.

99.186	Prospectus Supplement, dated February 18, 2004, relating to the Strategic Return Notes® Linked to the Select Utility Index due February 25, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on February 20, 2004.

99.187	Form of Note relating to the Strategic Return Notes® Linked to the Select Utility Index due February 25, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated April 19, 2004, filed on April 19, 2004.

99.188	Prospectus Supplement, dated September 22, 2004, relating to the Strategic Return Notes® Linked to the Select Utility Index due September 28, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on September 24, 2004.

99.189	Form of Note relating to the Strategic Return Notes® Linked to the Select Utility Index due September 28, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated September 22, 2004, filed on September 22, 2004.

99.190	Term Sheet, dated March 26, 2008, relating to the Accelerated Return NotesSM Linked to the PHLX Gold and Silver SectorSM Index Due June 2, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on April 2, 2008.

99.191	Form of Note relating to the Accelerated Return NotesSM Linked to the PHLX Gold and Silver SectorSM Index Due June 2, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 26, 2008, filed on March 27, 2008.

Other securities issued by Merrill Lynch & Co., Inc. are listed on NYSE Arca, Inc.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC.

By:	/s/ Judith A. Witterschein
Judith A. Witterschein
Secretary

Date: November 14, 2008

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS

TO

FORM 8-A DATED NOVEMBER 14, 2008

INDEX TO EXHIBITS

Exhibit No.

99.1

Senior Indenture between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, dated as of April 1, 1983, as amended and restated (the “1983 Senior Indenture”), incorporated by reference from Exhibit (3) to Registrant’s Registration Statement on Form 8-A dated July 20, 1992.

99.2

Supplemental Indenture to the 1983 Senior Indenture, dated as of March 15, 1990, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, incorporated by reference from Exhibit (3) to Registrant’s Registration Statement on Form 8-A dated July 20, 1992.

99.3

Sixth Supplemental Indenture to the 1983 Senior Indenture, dated as of October 25, 1993, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, incorporated by reference from Exhibit 4(b)(ii) to Registrant’s Registration Statement on Form S-3 (Registration No. 33-61559) dated August 4, 1995.

99.4

Twelfth Supplemental Indenture to the 1983 Senior Indenture, dated as of September 1, 1998, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, incorporated by reference from Exhibit 4(b)(viii) to Registrant’s Registration Statement on Form S-3 (Registration No. 333-132911) dated March 31, 2006.

99.5

Fifteenth Supplemental Indenture to the 1983 Senior Indenture, dated as of October 14, 2003, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, incorporated by reference from Exhibit 4(b)(ix) to Registrant’s Registration Statement on Form S-3 (Registration No. 333-109802) dated October 17, 2003.

99.6

Eighteenth Supplemental Indenture to the 1983 Senior Indenture, dated as of October 21, 2004, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, incorporated by reference from Exhibit 4(b)(xiv) to Registrant’s Registration Statement on Form S-3 (Registration No. 333-122639) dated February 8, 2005.

99.7

Nineteenth Supplemental Indenture to the 1983 Senior Indenture, dated as of September 17, 2007, between Merrill Lynch & Co., Inc. and The Bank of New York Mellon, as successor trustee, incorporated by reference from Exhibit 4.5 to Registrant’s Form 10-K for the fiscal year ended December 28, 2007.

99.8	MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006, incorporated by reference from Registrant’s Registration Statement on Form S-3 (Registration No. 333-132911) dated March 31, 2006 and Registrant’s filings pursuant to Rule 424(b) on April 3, 2006.

99.9	Prospectus, dated February 25, 2005, incorporated by reference from Registrant’s Registration Statement on Form S-3 (Registration No. 333-122639) dated February 8, 2005 and Registrant’s filing pursuant to Rule 424(b) on February 28, 2005.

99.10	Prospectus, dated November 26, 2003, incorporated by reference from Registrant’s Registration Statement on Form S-3 (Registration No. 333-109802) dated October 17, 2003 and Registrant’s filing pursuant to Rule 424(b) on December 3, 2003.

99.11	Prospectus, dated April 1, 2002, incorporated by reference from Registrant’s Registration Statement on Form S-3 (Registration No. 333-83374) dated February 25, 2002 and Registrant’s filing pursuant to Rule 424(b) on April 3, 2002

99.12	Prospectus, dated January 24, 2001, incorporated by reference from Registrant’s Registration Statement on Form S-3 (Registration No. 333-52822) dated December 27, 2000 and Registrant’s filing pursuant to Rule 424(b) on January 25, 2001.

99.13	Index Supplement I-1, dated June 6, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on June 6, 2007.

99.14	Product Supplement ARN-1, dated June 6, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on June 6, 2007.

99.15	Product Supplement ARN-2, dated September 25, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on September 25, 2007.

99.16	Product Supplement ARN-3, dated September 28, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on September 28, 2007.

99.17	Product Supplement ARN-4, dated November 27, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on November 27, 2007.

99.18	Product Supplement ARNB-2, dated September 26, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on September 26, 2007.

99.19	Product Supplement ARNB-3, dated October 25, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on October 25, 2007.

99.20	Product Supplement ARNB-4, dated January 31, 2008, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on January 31, 2008.

99.21	Product Supplement LIRN-4, dated March 27, 2008, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on March 27, 2008.

99.22	Product Supplement STRIDES-1, dated August 20, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on August 20, 2007.

99.23	Product Supplement STRIDES-2, dated November 9, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on November 9, 2007.

99.24	Product Supplement STEPS-1, dated April 29, 2008, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on April 29, 2008.

99.25	Product Supplement STR-1, dated September 28, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on September 28, 2007.

99.26	Product Supplement STR-2, dated November 6, 2007, incorporated by reference from Registrant’s filing pursuant to Rule 424(b) on November 6, 2007.

99.27	Term Sheet, dated August 29, 2007, relating to the Accelerated Return NotesSM Linked to the S&P 500® Index due November 26, 2008, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on September 6, 2007.

99.28	Form of Note relating to the Accelerated Return NotesSM Linked to the S&P 500® Index due November 26, 2008, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 29, 2007, filed on August 30, 2007.

99.29	Term Sheet, dated August 27, 2007, relating to the 12% Callable STock Return Income DEbt SecuritiesSM due September 4, 2009 payable on the maturity date with Apple Inc. common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on September 4, 2007.

99.30	Form of Note relating to the 12% Callable STock Return Income DEbt SecuritiesSM due September 4, 2009 payable on the maturity date with Apple Inc. common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 27, 2007, filed on August 28, 2007.

99.31	Supplement, dated June 20, 2008, relating to the STEP Income SecuritiesSM Due June 25, 2009 Linked to the common stock of Apple Inc., incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 20, 2008.

99.32	Term Sheet, dated June 11, 2008, relating to the STEP Income SecuritiesSM Due June 25, 2009 Linked to the common stock of Apple Inc., incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 18, 2008.

99.33	Form of Note relating to the STEP Income SecuritiesSM Due June 25, 2009 Linked to the common stock of Apple Inc., incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 11, 2008, filed on June 12, 2008.

99.34	Term Sheet, dated July 30, 2008, relating to the Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the S&P Small Cap Regional Banks Index due February 2, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 6, 2008.

99.35	Form of Note relating to the Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the S&P Small Cap Regional Banks Index due February 2, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated July 31, 2008, filed on August 1, 2008.

99.36	Term Sheet, dated July 30, 2008, relating to the Accelerated Return Bear Market Notes Linked to the Russell 3000® Index due October 2, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 6, 2008.

99.37	Form of Note relating to the Accelerated Return Bear Market Notes Linked to the Russell 3000® Index due October 2, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated July 31, 2008, filed on August 1, 2008.

99.38	Term Sheet, dated June 10, 2008, relating to the Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the Consumer Discretionary Select Sector Index due December 28, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 17, 2008.

99.39	Form of Note relating to the Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the Consumer Discretionary Select Sector Index due December 28, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 10, 2008, filed on June 11, 2008.

99.40	Term Sheet, dated November 1, 2007, relating to the Accelerated Return Bear Market Notes Linked to the Russell 3000® Index due January 21, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 8, 2007.

99.41	Form of Note relating to the Accelerated Return Bear Market Notes Linked to the Russell 3000® Index due January 21, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 1, 2007, filed on November 2, 2007.

99.42	Pricing Supplement, dated February 28, 2007, relating to the 9% Callable STock Return Income DEbt SecuritiesSM due March 5, 2009 payable on the maturity date with Best Buy Co., Inc. common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 5, 2007.

99.43	Form of Note relating to the 9% Callable STock Return Income DEbt SecuritiesSM due March 5, 2009 payable on the maturity date with Best Buy Co., Inc. common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, February 28, 2007, filed on March 1, 2007.

99.44	Term Sheet, dated June 26, 2008, relating to the Capped Leveraged Index Return Notes® Linked to the MSCI Brazil IndexSM due January 20, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on July 3, 2008.

99.45	Form of Note relating to the Capped Leveraged Index Return Notes® Linked to the MSCI Brazil IndexSM due January 20, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 27, 2008, filed on June 30, 2008.

99.46	Term Sheet, dated February 28, 2008, relating to the Accelerated Return NotesSM Linked to the MSCI Brazil IndexSM Due May 5, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 6, 2008.

99.47	Form of Note relating to the Accelerated Return NotesSM Linked to the MSCI Brazil IndexSM Due May 5, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated February 28, 2008, filed on February 29, 2008.

99.48	Pricing Supplement, dated November 2, 2005, relating to the 8% Monthly Income Strategic Return Notes® Linked to the CBOE DJIA BuyWrite Index due November 9, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 9, 2005.

99.49	Form of Note relating to the 8% Monthly Income Strategic Return Notes® Linked to the CBOE DJIA BuyWrite Index due November 9, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 3, 2005, filed on November 3, 2005.

99.50	Pricing Supplement, dated June 1, 2005, relating to the 8% Monthly Income Strategic Return Notes® Linked to the CBOE S&P 500® BuyWrite Index due June 7, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 6, 2005.

99.51	Form of Note relating to the 8% Monthly Income Strategic Return Notes® Linked to the CBOE S&P 500® BuyWrite Index due June 7, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 3, 2005, filed on June 3, 2005.

99.52	Term Sheet, dated February 28, 2008, relating to the 10% Callable STock Return Income DEbt SecuritiesSM Due March 6, 2009 Payable on the stated maturity date with The Boeing Company common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 6, 2008.

99.53	Form of Note relating to the 10% Callable STock Return Income DEbt SecuritiesSM Due March 6, 2009 Payable on the stated maturity date with The Boeing Company common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated February 28, 2008, filed on February 29, 2008.

99.54	Pricing Supplement, dated December 28, 2005, relating to the 8% Monthly Income Strategic Return Notes® Linked to the CBOE S&P 500 BuyWrite Index due January 3, 2011, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on January 3, 2006.

99.55	Form of Note relating to the 8% Monthly Income Strategic Return Notes® Linked to the CBOE S&P 500 BuyWrite Index due January 3, 2011, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated December 28, 2005, filed on December 29, 2005.

99.56	Term Sheet, dated April 21, 2008, relating to the 11% Callable STock Return Income DEbt SecuritiesSM Due April 28, 2009 payable on the maturity date with Cisco Systems, Inc. common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on April 28, 2008.

99.57	Form of Note relating to the 11% Callable STock Return Income DEbt SecuritiesSM Due April 28, 2009 payable on the maturity date with Cisco Systems, Inc. common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated April 21, 2008, filed on April 22, 2008.

99.58	Term Sheet, dated June 25, 2008, relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones Industrial AverageSM due July 7, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on July 2, 2008.

99.59	Form of Note relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones Industrial AverageSM due July 7, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 26, 2008, filed on June 26, 2008.

99.60	Term Sheet, dated March 26, 2008, relating to the STrategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones Industrial AverageSM Due April 2, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on April 2, 2008.

99.61	Form of Note relating to the STrategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones Industrial AverageSM Due April 2, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 26, 2008, filed on March 27, 2008.

99.62	Term Sheet, dated November 1, 2007, relating to the STrategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones EURO STOXX 50SM Index Due November 9, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 8, 2007.

99.63	Form of Note relating to the STrategic Accelerated Redemption SecuritiesSM Linked to the Dow Jones EURO STOXX 50SM Index Due November 9, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 1, 2007, filed on November 2, 2007.

99.64	Term Sheet, dated November 28, 2007, relating to the Accelerated Return NotesSM Linked to the Dow Jones Industrial AverageSM Due February 5, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on December 5, 2007.

99.65	Form of Note relating to the Accelerated Return NotesSM Linked to the Dow Jones Industrial AverageSM Due February 5, 2009, incorporated by reference to the Registrant’s

Registration Statement on Form 8-A, dated November 28, 2007, filed on November 29, 2007.

99.66	Term Sheet, dated November 1, 2007, relating to the Accelerated Return NotesSM Linked to the PHLX Semiconductor SectorSM Due January 21, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 8, 2007.

99.67	Form of Note relating to the Accelerated Return NotesSM Linked to the PHLX Semiconductor SectorSM Due January 21, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 1, 2007, filed on November 2, 2007.

99.68	Term Sheet, dated September 27, 2007, relating to the Accelerated Return NotesSM Linked to the MSCI EAFE Index® Due December 4, 2008, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on October 4, 2007.

99.69	Form of Note relating to the Accelerated Return NotesSM Linked to the MSCI EAFE Index® Due December 4, 2008, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated September 27, 2007, filed on September 28, 2007.

99.70	Term Sheet, dated June 26, 2008, relating to the STEP Income SecuritiesSM Due July 14, 2009 Linked to the common stock of Freeport-McMoRan Copper & Gold Inc., incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on July 3, 2008.

99.71	Form of Note relating to the STEP Income SecuritiesSM Due July 14, 2009 Linked to the common stock of Freeport-McMoRan Copper & Gold Inc., incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 26, 2008, filed on June 27, 2008.

99.72	Pricing Supplement, dated August 2, 2007, relating to the 100% Principal Protected Global Currency Basket Notes due February 9, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 9, 2007.

99.73	Form of Note relating to the 100% Principal Protected Global Currency Basket Notes due February 9, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 2, 2007, filed on August 3, 2007.

99.74	Term Sheet, dated September 26, 2007, relating to the Accelerated Return NotesSM Linked to the PHLX Gold & Silver SectorSM Index Due December 3, 2008, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on October 3, 2007.

99.75	Form of Note relating to the Accelerated Return NotesSM Linked to the PHLX Gold & Silver SectorSM Index Due December 3, 2008, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated September 26, 2007, filed on September 27, 2007.

99.76	Term Sheet, dated February 20, 2008, relating to the 9% Callable STock Return Income DEbt SecuritiesSM Due March 1, 2010 Payable on the stated maturity date with Google Inc. common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on February 27, 2008.

99.77	Form of Note relating to the 9% Callable STock Return Income DEbt SecuritiesSM Due March 1, 2010 Payable on the stated maturity date with Google Inc. common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated February 20, 2008, filed on February 21, 2008.

99.78	Term Sheet, dated September 27, 2007, relating to the Accelerated Return NotesSM Linked to the Russell 1000 Growth® Index Due December 4, 2008, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on October 4, 2007.

99.79	Form of Note relating to the Accelerated Return NotesSM Linked to the Russell 1000 Growth® Index Due December 4, 2008, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated September 27, 2007, filed on September 28, 2007.

99.80	Term Sheet, dated October 30, 2007, relating to the Accelerated Return NotesSM Linked to the PHLX Gold and Silver SectorSM Index Due January 16, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 6, 2007.

99.81	Form of Note relating to the Accelerated Return NotesSM Linked to the PHLX Gold and Silver SectorSM Index Due January 16, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated October 30, 2007, filed on October 31, 2007.

99.82	Term Sheet, dated May 1, 2008, relating to the Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the PHLX Housing SectorSM Index due November 3, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 8, 2008.

99.83	Form of Note relating to the Bear Market Strategic Accelerated Redemption SecuritiesSM Linked to the PHLX Housing SectorSM Index due November 3, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated May 1, 2008, filed on May 2, 2008.

99.84	Pricing Supplement, dated October 31, 2007, relating to the Strategic Return Notes® Linked to the Merrill Lynch Factor ModelSM due November 7, 2012, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 7, 2007.

99.85	Form of Note relating to the Strategic Return Notes® Linked to the Merrill Lynch Factor ModelSM due November 7, 2012, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated October 31, 2007, filed on November 1, 2007.

99.86	Term Sheet, dated January 31, 2008, relating to the 11% Callable STock Return Income DEbt SecuritiesSM Due February 8, 2010 payable on the stated maturity date with The Home Depot, Inc. common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on February 7, 2008.

99.87	Form of Note relating to the 11% Callable STock Return Income DEbt SecuritiesSM Due February 8, 2010 payable on the stated maturity date with The Home Depot, Inc. common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated January 31, 2008, filed on February 1, 2008.

99.88	Term Sheet, dated March 26, 2008, relating to the Accelerated Return NotesSM Linked to the Health Care Select Sector Index Due June 2, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on April 2, 2008.

99.89	Form of Note relating to the Accelerated Return NotesSM Linked to the Health Care Select Sector Index Due June 2, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 26, 2008, filed on March 27, 2008.

99.90	Term Sheet, dated May 1, 2008, relating to the Accelerated Return Bear Market Notes Linked to the Energy Select Sector Index due June 29, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 8, 2008.

99.91	Form of Note relating to the Accelerated Return Bear Market Notes Linked to the Energy Select Sector Index due June 29, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated May 1, 2008, filed on May 2, 2008.

99.92	Term Sheet, dated February 27, 2008, relating to the Accelerated Return Bear Market Notes Linked to the Energy Select Sector Index due May 5, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 5, 2008.

99.93	Form of Note relating to the Accelerated Return Bear Market Notes Linked to the Energy Select Sector Index due May 5, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated February 27, 2008, filed on February 28, 2008.

99.94	Pricing Supplement, dated August 2, 2005, relating to the Strategic Return Notes® Linked to the Industrial 15 Index due August 9, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 8, 2005.

99.95	Form of Note relating to the Strategic Return Notes® Linked to the Industrial 15 Index due August 9, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 2, 2005, filed on August 3, 2005.

99.96	Term Sheet, dated June 11, 2008, relating to the Accelerated Return NotesSM Linked to the MSCI EAFE® Index Due August 27, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 18, 2008.

99.97	Form of Note relating to the Accelerated Return NotesSM Linked to the MSCI EAFE® Index Due August 27, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 11, 2008, filed on June 12, 2008.

99.98	Prospectus Supplement, dated April 30, 2002, relating to the Callable Market Index Target-Term Securities® due May 4, 2009 Linked to the S&P 500® Index, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 2, 2002.

99.99	Form of Note relating to the Callable Market Index Target-Term Securities® due May 4, 2009 Linked to the S&P 500® Index, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated April 30, 2002, filed on April 30, 2002.

99.100	Pricing Supplement, dated August 30, 2006, relating to the Strategic Return Notes® Linked to the Baby Boomer Consumption Index due September 6, 2011, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on September 6, 2006.

99.101	Form of Note relating to the Strategic Return Notes® Linked to the Baby Boomer Consumption Index due September 6, 2011, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 30, 2006, filed on August 31, 2006.

99.102	Term Sheet, dated November 1, 2007, relating to the Accelerated Return NotesSM Linked to the S&P MidCap 400® Index Due January 21, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 8, 2007.

99.103	Form of Note relating to the Accelerated Return NotesSM Linked to the S&P MidCap 400® Index Due January 21, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 1, 2007, filed on November 2, 2007.

99.104	Term Sheet, dated November 29, 2007, relating to the Accelerated Return NotesSM Linked to the MSCI EAFE Index® Due February 6, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on December 6, 2007.

99.105	Form of Note relating to the Accelerated Return NotesSM Linked to the MSCI EAFE Index® Due February 6, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 29, 2007, filed on November 30, 2007.

99.106	Pricing Supplement, dated January 31, 2007, relating to the Strategic Return Notes® Linked to the Industrial 15 Index due February 2, 2012, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on February 2, 2007.

99.107	Form of Note relating to the Strategic Return Notes® Linked to the Industrial 15 Index due February 2, 2012, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated January 31, 2007, filed on February 1, 2007.

99.108	Term Sheet, dated November 27, 2007, relating to the 9% Callable STock Return Income DEbt SecuritiesSM Due December 4, 2009 Payable on the stated maturity date with Exxon

Mobil Corporation common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on December 4, 2007.

99.109	Form of Note relating to the 9% Callable STock Return Income DEbt SecuritiesSM Due December 4, 2009 Payable on the stated maturity date with Exxon Mobil Corporation common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 27, 2007, filed on November 28, 2007.

99.110	Term Sheet, dated July 31, 2008, relating to the Capped Leveraged Index Return Notes® Linked to the MSCI Emerging Markets IndexSM due January 29, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 8, 2008.

99.111	Form of Note relating to the Capped Leveraged Index Return Notes® Linked to the MSCI Emerging Markets IndexSM due January 29, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated July 31, 2008, filed on August 5, 2008.

99.112	Prospectus Supplement, dated August 1, 2002, relating to the Market Index Target-Term Securities® based upon the Dow Jones Industrial AverageSM due August 7, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 5, 2002.

99.113	Form of Note relating to the Market Index Target-Term Securities® based upon the Dow Jones Industrial AverageSM due August 7, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 1, 2002, filed on August 1, 2002.

99.114	Prospectus Supplement, dated August 29, 2002, relating to the S&P 500® Market Index Target-Term Securities® due September 4, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on September 3, 2002.

99.115	Form of Note relating to the S&P 500® Market Index Target-Term Securities® due September 4, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 28, 2002, filed on August 28, 2002.

99.116	Term Sheet, dated August 5, 2008, relating to the Accelerated Return NotesSM Linked to the MSCI EAFE Index® due October 5, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 12, 2008.

99.117	Form of Note relating to the Accelerated Return NotesSM Linked to the MSCI EAFE Index® due October 5, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 6, 2008, filed on August 6, 2008.

99.118	Pricing Supplement, dated December 21, 2006, relating to the Dow Jones EURO STOXX 50SM Index Market Index Target-Term Securities® due June 28, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on December 28, 2006.

99.119	Form of Note relating to the Dow Jones EURO STOXX 50SM Index Market Index Target-Term Securities® due June 28, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated December 22, 2006, filed on December 22, 2006.

99.120	Pricing Supplement, dated June 29, 2006, relating to the Strategic Return Notes® Linked to the Value 30 Index due July 6, 2011, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on July 6, 2006.

99.121	Form of Note relating to the Strategic Return Notes® Linked to the Value 30 Index due July 6, 2011, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 29, 2006, filed on June 30, 2006.

99.122	Prospectus Supplement, dated June 25, 2002, relating to the S&P 500® Market Index Target-Term Securities® due June 29, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 27, 2002.

99.123	Form of Note relating to the S&P 500® Market Index Target-Term Securities® due June 29, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 25, 2002, filed on June 25, 2002.

99.124	Prospectus Supplement, dated March 25, 2002, relating to the Nikkei 225 Market Index Target-Term Securities® due March 30, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 27, 2002.

99.125	Form of Note relating to the Nikkei 225 Market Index Target-Term Securities® due March 30, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 25, 2002, filed on March 25, 2002.

99.126	Pricing Supplement, dated September 28, 2006, relating to the Nikkei 225 Market Index Target-Term Securities® due April 5, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on October 5, 2006.

99.127	Form of Note relating to the Nikkei 225 Market Index Target-Term Securities® due April 5, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated September 28, 2006, filed on September 29, 2006.

99.128	Pricing Supplement, dated March 1, 2007, relating to the Strategic Return Notes® Linked to the Select Ten Index due March 8, 2012, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 8, 2007.

99.129	Form of Note relating to the Strategic Return Notes® Linked to the Select Ten Index due March 8, 2012, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 1, 2007, filed on March 2, 2007.

99.130	Pricing Supplement, dated August 1, 2006, relating to the Strategic Return Notes® Linked to the Value 30 Index due August 8, 2011, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 7, 2006.

99.131	Form of Note relating to the Strategic Return Notes® Linked to the Value 30 Index due August 8, 2011, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated August 1, 2006, filed on August 2, 2006.

99.132	Term Sheet, dated February 26, 2008, relating to the Accelerated Return NotesSM Linked to the MSCI EAFE® Index Due May 4, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 4, 2008.

99.133	Form of Note relating to the Accelerated Return NotesSM Linked to the MSCI EAFE® Index Due May 4, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated February 26, 2008, filed on February 27, 2008.

99.134	Pricing Supplement, dated November 29, 2007, relating to the Strategic Return Notes® Linked to the Merrill Lynch Factor ModelSM due December 6, 2012, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on December 6, 2007.

99.135	Form of Note relating to the Strategic Return Notes® Linked to the Merrill Lynch Factor ModelSM due December 6, 2012, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 29, 2007, filed on November 30, 2007.

99.136	Term Sheet, dated March 18, 2008, relating to the 12% Callable STock Return Income DEbt SecuritiesSM due March 26, 2010 payable on the stated maturity date with Monsanto Company common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 25, 2008.

99.137	Form of Note relating to the 12% Callable STock Return Income DEbt SecuritiesSM due March 26, 2010 payable on the stated maturity date with Monsanto Company common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 18, 2008, filed on March 19, 2008.

99.138	Term Sheet, dated July 31, 2008, relating to the STEP Income SecuritiesSM Due August 17, 2009 linked to the common stock of Monsanto Company, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 8, 2008.

99.139	Form of Note relating to the STEP Income SecuritiesSM Due August 17, 2009 linked to the common stock of Monsanto Company, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated July 31, 2008, filed on August 5, 2008.

99.140	Pricing Supplement, dated December 1, 2005, relating to the Nikkei 225® Market Index Target-Term Securities® due June 5, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on December 8, 2005.

99.141	Form of Note relating to the Nikkei 225® Market Index Target-Term Securities® due June 5, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated December 1, 2005, filed on December 2, 2005.

99.142	Pricing Supplement, dated March 2, 2006, relating to the 50/150 Nikkei 225® Index Notes due October 7, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 7, 2006.

99.143	Form of Note relating to the 50/150 Nikkei 225® Index Notes due October 7, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 2, 2006, filed on March 2, 2006.

99.144	Term Sheet, dated January 30, 2008, relating to the Accelerated Return NotesSM Linked to the S&P 500® Index Due April 6, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on February 6, 2008.

99.145	Form of Note relating to the Accelerated Return NotesSM Linked to the S&P 500® Index Due April 6, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated January 30, 2008, filed on January 31, 2008.

99.146	Term Sheet, dated May 1, 2008, relating to the Accelerated Return NotesSM Linked to the Nikkei 225® Index Due June 26, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 8, 2008.

99.147	Form of Note relating to the Accelerated Return NotesSM Linked to the Nikkei 225® Index Due June 26, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated May 1, 2008, filed on May 1, 2008.

99.148	Term Sheet, dated May 20, 2008, relating to the STEP Income SecuritiesSM Due June 4, 2009 Linked to the common stock of Qualcomm Incorporated, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 28, 2008.

99.149	Form of Note relating to the STEP Income SecuritiesSM Due June 4, 2009 Linked to the common stock of Qualcomm Incorporated, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated May 21, 2008, filed on May 22, 2008.

99.150	Term Sheet, dated March 26, 2008, relating to the STrategic Accelerated Redemption SecuritiesSM Linked to the Russell 2000® Index Due April 2, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on April 2, 2008.

99.151	Form of Note relating to the STrategic Accelerated Redemption SecuritiesSM Linked to the Russell 2000® Index Due April 2, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 26, 2008, filed on March 27, 2008.

99.152	Term Sheet, dated June 25, 2008, relating to the Capped Leveraged Index Return Notes® Linked to the Russell 2000® Index due January 20, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on July 2, 2008.

99.153	Form of Note relating to the Capped Leveraged Index Return Notes® Linked to the Russell 2000® Index due January 20, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 26, 2008, filed on June 26, 2008.

99.154	Term Sheet, dated May 1, 2008, relating to the Capped Leveraged Index Return Notes® Linked to the Russell 2000® Index Due October 30, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 8, 2008.

99.155	Form of Note relating to the Capped Leveraged Index Return Notes® Linked to the Russell 2000® Index Due October 30, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated May 1, 2008, filed on May 2, 2008.

99.156	Prospectus Supplement, dated March 25, 2002, relating to the Market Index Target-Term Securities® based upon the Russell 2000® Index due March 30, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 27, 2002.

99.157	Form of Note relating to the Market Index Target-Term Securities® based upon the Russell 2000® Index due March 30, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 25, 2002, filed on March 25, 2002.

99.158	Pricing Supplement, dated May 3, 2007, relating to the Strategic Return Notes® Linked to the Select Ten Index due May 10, 2012, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 10, 2007.

99.159	Form of Note relating to the Strategic Return Notes® Linked to the Select Ten Index due May 10, 2012, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated May 3, 2007, filed on May 4, 2007.

99.160	Pricing Supplement, dated November 1, 2006, relating to the Strategic Return Notes® Linked to the Select Ten Index due November 8, 2011, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 8, 2006.

99.161	Form of Note relating to the Strategic Return Notes® Linked to the Select Ten Index due November 8, 2011, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 1, 2006, filed on November 2, 2006.

99.162	Term Sheet, dated November 1, 2007, relating to the Accelerated Return NotesSM Linked to the S&P 100® Index Due January 21, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 8, 2007.

99.163	Form of Note relating to the Accelerated Return NotesSM Linked to the S&P 100® Index Due January 21, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 1, 2007, filed on November 2, 2007.

99.164	Term Sheet, dated November 28, 2007, relating to the Accelerated Return Bear Market Notes Linked to the Russell 2000® Index Due February 5, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on December 5, 2007.

99.165	Form of Note relating to the Accelerated Return Bear Market Notes Linked to the Russell 2000® Index Due February 5, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 28, 2007, filed on November 29, 2007.

99.166	Term Sheet, dated June 10, 2008, relating to the Accelerated Return NotesSM Linked to the S&P 500® Index due August 27, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 17, 2008.

99.167	Form of Note relating to the Accelerated Return NotesSM Linked to the S&P 500® Index due August 27, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 10, 2008, filed on June 11, 2008.

99.168	Term Sheet, dated February 27, 2008, relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index due March 8, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on March 5, 2008.

99.169	Form of Note relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index due March 8, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated February 27, 2008, filed on February 28, 2008.

99.170	Term Sheet, dated November 20, 2007, relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index due November 30, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on November 28, 2007.

99.171	Form of Note relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index due November 30, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated November 20, 2007, filed on November 21, 2007.

99.172	Term Sheet, dated September 27, 2007, relating to the Accelerated Return NotesSM Linked to the S&P 500® Index due December 4, 2008, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on October 4, 2007.

99.173	Form of Note relating to the Accelerated Return NotesSM Linked to the S&P 500® Index due December 4, 2008, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated September 27, 2007, filed on September 28, 2007.

99.174	Prospectus Supplement, dated July 29, 2004, relating to the Strategic Return Notes® Linked to the Industrial 15 Index due August 3, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 2, 2004.

99.175	Form of Note relating to the Strategic Return Notes® Linked to the Industrial 15 Index due August 3, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated July 29, 2004, filed on July 29, 2004.

99.176	Term Sheet, dated May 1, 2008, relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due May 4, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on May 8, 2008.

99.177	Form of Note relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due May 4, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated May 1, 2008, filed on May 2, 2008.

99.178	Term Sheet, dated September 17, 2007, relating to the 9% Callable STock Return Income DEbt SecuritiesSM Due September 24, 2009 Payable on the stated maturity date with Caterpillar Inc. common stock, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on September 24, 2007.

99.179	Form of Note relating to the 9% Callable STock Return Income DEbt SecuritiesSM Due September 24, 2009 Payable on the stated maturity date with Caterpillar Inc. common stock, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated September 17, 2007, filed on September 18, 2007.

99.180	Term Sheet, dated July 30, 2008, relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due August 3, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on August 6, 2008.

99.181	Form of Note relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due August 3, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated July 31, 2008, filed on August 5, 2008.

99.182	Term Sheet, dated June 10, 2008, relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due June 25, 2010, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on June 17, 2008.

99.183	Form of Note relating to the Strategic Accelerated Redemption SecuritiesSM Linked to the S&P 500® Index Due June 25, 2010, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 10, 2008, filed on June 11, 2008.

99.184	Pricing Supplement, dated June 28, 2007, relating to the Strategic Return Notes® Linked to the Select 10 Index due July 5, 2012, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on July 3, 2007.

99.185	Form of Note relating to the Strategic Return Notes® Linked to the Select 10 Index due July 5, 2012, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated June 28, 2007, filed on June 29, 2007.

99.186	Prospectus Supplement, dated February 18, 2004, relating to the Strategic Return Notes® Linked to the Select Utility Index due February 25, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on February 20, 2004.

99.187	Form of Note relating to the Strategic Return Notes® Linked to the Select Utility Index due February 25, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated April 19, 2004, filed on April 19, 2004.

99.188	Prospectus Supplement, dated September 22, 2004, relating to the Strategic Return Notes® Linked to the Select Utility Index due September 28, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on September 24, 2004.

99.189	Form of Note relating to the Strategic Return Notes® Linked to the Select Utility Index due September 28, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated September 22, 2004, filed on September 22, 2004.

99.190	Term Sheet, dated March 26, 2008, relating to the Accelerated Return NotesSM Linked to the PHLX Gold and Silver SectorSM Index Due June 2, 2009, incorporated by reference to the Registrant’s filing pursuant to Rule 424(b) on April 2, 2008.

99.191	Form of Note relating to the Accelerated Return NotesSM Linked to the PHLX Gold and Silver SectorSM Index Due June 2, 2009, incorporated by reference to the Registrant’s Registration Statement on Form 8-A, dated March 26, 2008, filed on March 27, 2008.